                                  SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             ATLANTIC REALTY TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                             ATLANTIC REALTY TRUST
                          747 THIRD AVENUE, 10TH FLOOR
                               NEW YORK, NY 10017

                                                                  April 12, 2000

Dear Shareholders:

     You are cordially invited to attend the 2000 Annual Meeting of Shareholders of Atlantic Realty Trust, to be held at 10:00 a.m., local time, on Thursday, May 18, 2000, at the offices of Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281 in the MultiMedia Room. The attached Notice of Annual Meeting and Proxy Statement describe the matters to be acted upon at the meeting. I urge you to review them carefully.

     It is important that your shares be represented and voted at the meeting. Whether or not you personally plan to attend the meeting, please take a few moments now to sign, date and return the proxy in the enclosed postage-paid envelope. This will not limit your right to vote in person should you wish to attend the meeting. Regardless of the number of shares you own, your presence by proxy is important to establish a quorum, and your vote is important for proper corporate governance.

     Thank you for your interest in Atlantic Realty Trust.

                                          Sincerely,

                                          /s/ Joel M. Pashcow

                                          Joel M. Pashcow
                                          Chairman of the Board and President

                             ATLANTIC REALTY TRUST
                          747 THIRD AVENUE, 10TH FLOOR
                            NEW YORK, NEW YORK 10017
                            ------------------------

                 NOTICE OF 2000 ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 18, 2000
                            ------------------------

To the Shareholders of Atlantic Realty Trust:

     Notice is hereby given that the 2000 Annual Meeting of Shareholders of Atlantic Realty Trust (the "Trust") will be held at 10:00 a.m. on Thursday, May 18, 2000, at the offices of Deloitte & Touche LLP, Two World Financial Center, New York, New York, 10281 in the MultiMedia Room, to consider and act upon the following matters:

     (1) To elect seven trustees to serve on the Board of Trustees of the Trust until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified;

     (2) To ratify the selection by the Board of Trustees of the Trust of Deloitte & Touche LLP as the independent auditors of the Trust for the fiscal year ending December 31, 2000; and

     (3) The transaction of such other business as may properly come before the meeting or any adjournment thereof.

     Your Board of Trustees recommends a vote "FOR" each of the listed nominees. The accompanying Proxy Statement contains additional information and should be carefully reviewed by shareholders.

     The Board of Trustees has fixed the close of business on April 5, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournment thereof. A list of shareholders entitled to vote at the meeting will be available for examination by any shareholder, for any purpose germane to such meeting, during ordinary business hours during the ten days prior to the meeting date, at the offices of the Trust, 747 Third Avenue, New York, New York 10017.

                                          By Order of the Board of Trustees

                                          /s/ Joel M. Pashcow

                                          Joel M. Pashcow
                                          Chairman of the Board and President

New York, New York
April 12, 2000

     ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU INTEND TO BE PRESENT, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE STAMPED AND ADDRESSED ENVELOPE ENCLOSED FOR YOUR CONVENIENCE. SHAREHOLDERS CAN HELP THE TRUST AVOID UNNECESSARY EXPENSE AND DELAY BY PROMPTLY RETURNING THE ENCLOSED PROXY CARD. THE BUSINESS OF THE MEETING TO BE ACTED UPON BY THE SHAREHOLDERS CANNOT BE TRANSACTED UNLESS AT LEAST A MAJORITY OF THE OUTSTANDING SHARES OF BENEFICIAL INTEREST IS REPRESENTED AT THE MEETING.

                             ATLANTIC REALTY TRUST
                                747 THIRD AVENUE
                            NEW YORK, NEW YORK 10017
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                      2000 ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 18, 2000
                            ------------------------

                                  INTRODUCTION

                                                                  April 12, 2000

GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Atlantic Realty Trust (the "Trust") for use at the 2000 Annual Meeting of Shareholders of the Trust and at any adjournment or adjournments of that meeting (the "Meeting") to be held at the offices of Deloitte & Touche LLP, Two World Financial Center, New York, New York, 10281, in the MultiMedia Room, on Thursday, May 18, 2000 at 10:00 a.m. At the Meeting, shareholders will be asked to consider and vote upon a proposal (1) to elect all seven trustees to the Board of Trustees of the Trust, (2) to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Trust for the fiscal year ending December 31, 2000, and (3) to act upon any other matters properly brought before them.

     This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are first being sent to shareholders on or about April 12, 2000. The Board of Trustees has fixed the close of business on April 5, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting (the "Record Date"). Only shareholders of record of the Trust's shares of beneficial interest, $0.01 par value per share (the "Shares"), at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting. As of the Record Date, there were 3,561,553 Shares outstanding and entitled to vote at the Meeting. Holders of Shares outstanding as of the close of business on the Record Date will be entitled to one vote for each share held by them.

     The presence, in person or by proxy, of holders of at least a majority of the total number of outstanding Shares entitled to vote is necessary to constitute a quorum for the transaction of business at the Meeting. The affirmative vote of a plurality of all of the votes cast at the Meeting (provided that a quorum is present) is required for the election of trustees. For purposes of the election of trustees, abstentions will not be counted as votes cast and will have no effect on the result of the vote. The affirmative vote of a majority of all of the votes cast at the Meeting (provided that a quorum is present) is necessary to approve the proposal to ratify the selection of the Trust's auditors and to approve any other matters properly presented at the Meeting. For purposes of the vote on the ratification of the selection of the Trust's auditors, abstentions will not be counted as votes cast and will have no effect on the result of the vote. Under Maryland law, abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum at the Meeting.

     Shareholders of the Trust are requested to complete, sign, date and promptly return the accompanying Proxy Card in the enclosed postage-prepaid envelope. Shares represented by a properly executed proxy received prior to the vote at the Meeting and not revoked will be voted at the Meeting as directed on the proxy. If a properly executed proxy is submitted and no instructions are given, the proxy will be voted FOR the election of the nominees for the Board of Trustees named in this Proxy Statement, and FOR ratification of the Board of Trustees' selection of Deloitte & Touche LLP as the Trust's independent auditors for the fiscal year ending December 31, 2000. It is not anticipated that any matters other than those set forth in the Proxy Statement will be presented at the Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

     A shareholder of record may revoke a proxy at any time before it has been exercised by filing a written revocation with the Secretary of the Company at the address of the Company set forth above, by filing a duly executed proxy bearing a later date, or by appearing in person and voting by ballot at the Meeting. Any shareholder of record as of the Record Date attending the Meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a shareholder at the Meeting will not constitute revocation of a previously given proxy. Any instrument of revocation should be sent to Atlantic Realty Trust, 747 Third Avenue, New York, NY 10017,
Attention: Edwin R. Frankel.

     The Company's 1999 Annual Report (the "Annual Report") is being mailed to shareholders concurrently with this Proxy Statement. The Annual Report, however, is not part of the proxy solicitation material. Additional copies of the Annual Report or the Trust's Annual Report on Form 10-K for the year ended December 31, 1999, may be obtained, without charge, by writing to the Trust, Attention: Edwin
R. Frankel.

                       PROPOSAL 1:  ELECTION OF TRUSTEES

     The Board of Trustees of the Trust consists of seven trustees. At the Meeting, each of the seven trustees will be elected to serve on the Board of Trustees until the Trust's annual meeting in 2001 or until his successor is duly elected and qualified or until his earlier death, resignation or removal. The Board of Trustees has nominated each of the persons listed under the caption "Information Regarding Trustee Nominees" below to serve as trustees of the Trust. Each of these nominees is currently serving as a trustee of the Trust.

     If for any reason any of the nominees becomes unavailable for election, the proxies solicited will be voted for such substitute nominees as are selected by the Board of Trustees. The Trust has no reason to believe that any of the nominees is not available or will not serve as a trustee if elected.

INFORMATION REGARDING TRUSTEE NOMINEES

     Set forth in the following table is certain information with respect to each nominee nominated to serve as a trustee:

                                                                                             YEAR FIRST
NAME OF TRUSTEE/                                                                              BECAME A
NOMINEE FOR ELECTION             AGE                   PRINCIPAL OCCUPATION                   TRUSTEE
--------------------             ---                   --------------------                  ----------
Joel M. Pashcow................  57    Chairman and President of the Trust since its            1996
                                       inception on February 29, 1996. He has been a member
                                       of the Bar of the State of New York since 1968.
                                       Chairman of RPS Realty Trust ("RPS" and now
                                       Ramco-Gershenson Properties Trust), the predecessor
                                       of the Trust, from inception (December 1988) through
                                       May 1996. Mr. Pashcow is a graduate of Cornell
                                       University and Harvard Law School. Mr. Pashcow is
                                       also a trustee of Ramco-Gershenson Properties Trust
                                       (f/k/a RPS) and Chairman of its Executive Committee.

                                                                                             YEAR FIRST
NAME OF TRUSTEE/                                                                              BECAME A
NOMINEE FOR ELECTION             AGE                   PRINCIPAL OCCUPATION                   TRUSTEE
--------------------             ---                   --------------------                  ----------
Edwin J. Glickman..............  67    Executive Vice President of Capital Lease Funding        1996
                                       Corp., a company engaged in commercial real estate
                                       lending, since January 1995. Prior to that, Mr.
                                       Glickman was President of the Glickman Organization,
                                       Inc. ("Glickman") from January 1992 to December
                                       1994. Glickman conducted real estate investment
                                       consulting services and real estate financial
                                       services, including mortgage brokerage, arranging
                                       joint ventures and equity financing. Prior to that,
                                       Mr. Glickman was Chairman of the Executive Committee
                                       of Schoenfeld Glickman Maloy Inc. from May 1989, a
                                       company that conducted real estate financial
                                       services, including mortgage brokerage, arranging
                                       joint ventures and equity financing. He also served
                                       successively as Executive Vice President, President
                                       and Vice Chairman of Sybedon Corporation from 1977
                                       to 1993, which is a company that conducted real
                                       estate financial services, including mortgage
                                       brokerage, arranging joint ventures and equity
                                       financing. In all positions, Mr. Glickman has been
                                       engaged in real estate financial services, including
                                       mortgage brokerage, arranging joint ventures and
                                       equity financing.
Stephen R. Blank...............  54    Senior Fellow, Finance of the Urban Land Institute       1996
                                       ("ULI"). Mr. Blank is also a director of Cavanaughs
                                       Hospitality Corporation, a New York Stock
                                       Exchange-listed corporation and Boddie-Noell
                                       Properties, Inc., an American Stock Exchange-listed
                                       REIT. Prior to joining the ULI in December, 1998,
                                       Mr. Blank was a Managing Director of CIBC
                                       Oppenheimer Corp. ("Oppenheimer") since November 1,
                                       1993. Prior to joining Oppenheimer, Mr. Blank was a
                                       Managing Director, Real Estate Corporate Finance, of
                                       Cushman & Wakefield, Inc. for four years. Prior to
                                       that, Mr. Blank was associated for ten years with
                                       Kidder, Peabody & Co. Incorporated as a Managing
                                       Director of the firm's Real Estate Group. Mr. Blank
                                       graduated from Syracuse University in 1967 and was
                                       awarded a Masters Degree in Business Administration
                                       (Finance Concentration) by Adelphi University in
                                       1971. He is a member of the ULI and the American
                                       Society of Real Estate Counselors. Since September
                                       1998, Mr. Blank has been an adjunct professor in the
                                       Real Estate Executive MBA Program at Columbia
                                       University Graduate School of Business. He has
                                       lectured before the Practicing Law Institute, the
                                       New York University Real Estate Institute, the Urban
                                       Land Institute and the International Council of
                                       Shopping Centers. Mr. Blank is also a trustee of
                                       Ramco-Gershenson Properties Trust (f/k/a RPS).
Edward Blumenfeld..............  59    A principal of Blumenfeld Development Group, Ltd., a     1996
                                       real estate development firm principally engaged in
                                       the development of commercial properties, since
                                       1978.

                                                                                             YEAR FIRST
NAME OF TRUSTEE/                                                                              BECAME A
NOMINEE FOR ELECTION             AGE                   PRINCIPAL OCCUPATION                   TRUSTEE
--------------------             ---                   --------------------                  ----------
Samuel M. Eisenstat............  60    Engaged in the private practice of law for more than     1996
                                       five years. Mr. Eisenstat serves as a director of
                                       various mutual funds managed by Sun America Asset
                                       Management and the North European Oil Royalty Trust.
                                       Mr. Eisenstat received a B.S. degree from New York
                                       University School of Commerce in 1961 and graduated
                                       from New York University School of Law.
Arthur H. Goldberg.............  57    President of Manhattan Associates, LLC, a merchant       1996
                                       and investment banking firm since February 1994.
                                       Prior to that, Mr. Goldberg was Chairman of Reich &
                                       Company, Inc. (f/k/a Vantage Securities, Inc.), a
                                       securities brokerage and investment brokerage firm
                                       from January 1990 to December 1993. Mr. Goldberg was
                                       employed by Integrated Resources, Inc. from its
                                       inception in December 1968, as President and Chief
                                       Operating Officer from May 1973 and as Chief
                                       Executive Officer from February 1989 until January
                                       1990. On February 13, 1990, Integrated Resources,
                                       Inc. filed a voluntary petition for reorganization
                                       under Chapter 11 of the United States Bankruptcy
                                       Code. Mr. Goldberg has been a member of the Bar of
                                       the State of New York since 1967. He is a graduate
                                       of New York University School of Commerce and its
                                       School of Law. Mr. Goldberg is also a trustee of
                                       Ramco-Gershenson Properties Trust (f/k/a RPS).
William A. Rosoff..............  56    Vice Chairman of the Board of Directors of Advanta       1996
                                       Corporation, a financial services company, since
                                       January 1996 and President of Advanta Corporation
                                       since October 1999. Prior thereto, Mr. Rosoff was
                                       associated with the law firm of Wolf, Block, Schorr
                                       and Solis-Cohen since 1969, where he was a partner
                                       since 1975. Mr. Rosoff is a past chairman of that
                                       firm's Executive Committee and is a past chairman of
                                       its tax department. Mr. Rosoff serves on the Legal
                                       Activities Policy Board of Tax Analysts, the
                                       Advisory Board for Warren, Gorham and Lamont's
                                       Journal of Partnership Taxation, and has served on
                                       the Tax Advisory Boards of Commerce Clearing House,
                                       and Little, Brown and Company. Mr. Rosoff also
                                       serves on the Advisory Group for the American Law
                                       Institute's ongoing Federal Income Tax Project; as a
                                       consultant for the ALI's current study of the
                                       Taxation of Pass Through Entities. He is a fellow of
                                       the American College of Tax Counsel.
                                       Mr. Rosoff serves as a member of the Board of
                                       Directors of the Philadelphia Chapter of the
                                       American Jewish Congress and is a member of the
                                       Board of Regents of the Philadelphia chapter of the
                                       American Society for Technion. Mr. Rosoff earned a
                                       B.S. degree with honors from Temple University in
                                       1964, and earned an L.L.B. magna cum laude from the
                                       University of Pennsylvania Law School in 1967.

RECOMMENDATION OF THE BOARD OF TRUSTEES

     THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE FOR EACH OF JOEL M. PASHCOW, EDWIN J. GLICKMAN, STEPHEN R. BLANK, EDWARD BLUMENFELD, SAMUEL M. EISENSTAT, ARTHUR H. GOLDBERG AND WILLIAM A. ROSOFF AS TRUSTEES OF THE TRUST TO HOLD OFFICE UNTIL HIS SUCCESSOR IS DULY ELECTED AND QUALIFIED OR UNTIL HIS EARLIER DEATH, RESIGNATION OR REMOVAL.

EXECUTIVE OFFICERS

     The following discussion sets forth the names, ages and business histories of the executive officers of the Trust. Information concerning the business experience of Mr. Pashcow is provided under the section caption "Information Regarding Trustee Nominees."

     Edwin R. Frankel (age 54) became Executive Vice President, Chief Financial Officer and Secretary of the Trust in May 1996. From 1988 to May 1996, Mr. Frankel was employed in a variety of positions with RPS, most recently as its Senior Vice President and Chief Financial Officer.

                    THE BOARD OF TRUSTEES AND ITS COMMITTEES

     Trustee Meetings. The business of the Trust is conducted under the general management of its Board of Trustees as required by the Trust's Bylaws and the laws of Maryland, the Trust's state of formation. There are presently seven trustees. During the year ended December 31, 1999, the Board of Trustees held one formal meeting, from which Messrs. Goldberg and Blank were absent.

     The Trust's Board of Trustees presently has an Audit Committee and a Disposition Committee. The Trust's Board of Trustees has no standing Nominating Committee or Compensation Committee, with the entire Board of Trustees acting in such capacities. The Trust may, from time to time, form other committees as circumstances warrant. Such committees will have the authority and responsibility as delegated by the Board of Trustees.

     Audit Committee. The Audit Committee was established on October 22, 1997, and currently consists of Messrs. Blank, Goldberg and Glickman. The Audit Committee makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of the Company's internal accounting controls. The Audit Committee held one formal meeting during 1999. On February 10, 2000, Mr. Glickman was appointed as a third member of the Audit Committee in order for the Trust to be in compliance with new regulations promulgated by the Securities and Exchange Commission and the NASDAQ Stock Market regarding the size, duties and responsibilities of audit committees of public companies.

     Disposition Committee. The Disposition Committee consists of Messrs. Blumenfeld, Glickman and Blank. The Disposition Committee makes recommendations and helps to structure, with the cooperation of Management, the orderly disposition of the Trust's assets. During 1999, the Disposition Committee conducted ongoing discussions regarding the orderly disposition of the Trust's remaining real estate assets, however, no formal meetings of the Disposition Committee were held.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Trust's Board of Trustees determines compensation for the Trust's sole executive officer that receives compensation from the Trust. Although Mr. Pashcow, the Trust's Chairman and President, participates in these deliberations, he is not compensated by the Trust for the services he provides to the Trust. None of such persons had any relationships requiring disclosure under applicable rules and regulations.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     Shown below is certain information as of March 14, 2000, with respect to the beneficial ownership of Shares by each Trustee, executive officer and each person known to the Trust to beneficially hold more than 5% of the Shares:

                                                                NUMBER OF SHARES       PERCENT
NAME OF BENEFICIAL OWNER                                      BENEFICIALLY OWNED(1)    OF CLASS
------------------------                                      ---------------------    --------
Joel M. Pashcow.............................................          94,154(2)          2.64%
Arthur H. Goldberg..........................................          24,487(3)             *
William A. Rosoff...........................................             125(4)             *
Stephen R. Blank............................................             981(5)             *
Edward Blumenfeld...........................................             125                *
Samuel M. Eisenstat.........................................           1,125(6)             *
Edwin J. Glickman...........................................               0                *
Edwin R. Frankel............................................               0                *
All Trustees and Executive Officers as a group (8
  persons)..................................................         120,997             3.40%
Private Management Group, Inc. an investment advisor in a
  fiduciary capacity........................................         698,756(7)         19.62%
Kimco Realty Corporation....................................         345,498(8)           9.7%
Milton Cooper...............................................         538,179(9)          15.1%
Gotham Partners, L.P., et al. ..............................         224,011(10)         6.33%
Magten Asset Management Corp. ..............................         195,550(11)          5.5%

---------------
  *  Less than 1% of class.

 (1) All amounts are directly owned unless stated otherwise.

 (2) Includes 25,890 Shares held in an individual retirement account (an "IRA") for the benefit of Mr. Pashcow, a retirement savings plan, a pension and profit sharing account and a money purchase plan. Also includes 47,662 Shares owned by an irrevocable trust of which Mr. Pashcow is a trustee, an irrevocable trust for his daughter and a foundation of which Mr. Pashcow is trustee (for all of which trusts Mr. Pashcow has shared voting and investment powers). Mr. Pashcow disclaims beneficial ownership of the Shares owned by the foundation and each of the trusts.

 (3) Includes 19,563 Shares owned by Mr. Goldberg's wife, 1,875 Shares owned by trusts for his daughters and 3,050 Shares owned by a pension trust. Mr. Goldberg disclaims beneficial ownership of the Shares owned by his wife and the trusts for his daughters.

 (4) Includes 125 Shares held by Mr. Rosoff as trustee for his sister, Barbara Rosoff, pursuant to a trust indenture dated December 30, 1991.

 (5) Includes 706 Shares owned by trusts for Mr. Blank's daughters and 275 Shares held in an IRA account for the benefit of Mr. Blank. Mr. Blank disclaims beneficial ownership of the Shares owned by the trusts for his daughters.

 (6) Includes 125 Shares held in an IRA account for which Mr. Eisenstat has sole voting and investment power.

 (7) Beneficial ownership information is based on the Schedule 13G/A filed by Private Management Group, Inc. with the Securities Exchange Commission on January 27, 2000. The business address of the Private Management Group, Inc. is 20 Corporate Park, Suite 400, Irvine, California 92606.

 (8) Beneficial ownership information is based on the Schedule 13D/A filed by Milton Cooper and Kimco Realty Corporation with the Securities and Exchange Commission on September 24, 1999. The business address of Milton Cooper and Kimco Realty Corporation is 3333 New Hyde Park Rd., New Hyde Park, NY 11042.

 (9) Beneficial ownership information is based on the Schedule 13D/A filed by Milton Cooper and Kimco Realty Corporation with the Securities and Exchange Commission on September 24, 1999, and information provided to the Trust by Kimco Realty Corporation. The 538,179 shares include 32,951 shares owned by Mr. Cooper, which are beneficially owned with sole voting and disposition power, and 505,228 shares for which Kimco Realty Services, Inc., of which Mr. Cooper owns 60% of the outstanding voting common stock, has shared voting and disposition power. The business address of Milton Cooper and Kimco Realty Corporation is 3333 New Hyde Park Rd., New Hyde Park, NY 11042.

(10) Beneficial ownership information is based on the Schedule 13G/A filed with the Securities and Exchange Commission on January 14, 2000 by Gotham Partners, L.P. (the "LP"), Gotham International Advisors, L.L.C. (the "LLC") and Gotham Partners III, L.P. ("III LP"). Of the 224,011 shares beneficially owned by this group, 178,069 are solely owned by the LP, 30,300 shares are solely owned by the LLC and 15,642 shares are solely owned by III LP. Gotham LLC serves as the investment manager to Gotham Partners International, Ltd., which has an address c/o Goldman Sachs (Cayman) Trust, Limited, Harbour Centre, 2nd Floor, P.O. Box 896, George Town, Grand Cayman, Cayman Islands, British West Indies. The business address of the LP, the LLC and III LP is 110 East 42nd Street, 18th Floor, New York, NY 10017.

(11) Beneficial ownership information is based on the Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2000 by Magten Asset Management Corp. Of the 195,550 shares beneficially owned, 66,250 shares are owned with shares power to vote or direct the vote of such shares and all 195,550 shares are owned with shared power to dispose or direct the disposition of such shares. The business address of Magten Asset Management Corp. is 35 East 21st Street, New York, NY 10010.

                    MANAGEMENT COMPENSATION AND TRANSACTIONS

     Mr. Pashcow receives no cash compensation for serving as an executive officer of the Trust. Except for Mr. Frankel, no other executive officer of the Trust received total annual compensation in excess of $100,000 during any of the Trust's three most recent fiscal years.

                                                                        LONG TERM COMPENSATION
                                                     -------------------------------------------------------------
                                                        ANNUAL COMPENSATING
                                                              AWARDS                          PAYOUTS
                                                     -------------------------   ---------------------------------
                                                        OTHER       RESTRICTED   SECURITIES                  ALL
                                                        ANNUAL        STOCK      UNDERLYING                 OTHER
NAME AND                                                 COM-        AWARD(S)     OPTIONS/       LTIP      COMPEN-
PRINCIPAL POSITION     YEAR   SALARY($)   BONUS($)   PENSATION($)      ($)        SARS($)     PAYOUTS($)   SATION
------------------     ----   ---------   --------   ------------   ----------   ----------   ----------   -------
Edwin R. Frankel*....  1997    100,672**    None        7,122          None         None         None       None
  Executive Vice       1998    146,634      None        3,762***       None         None         None       None
  President, Chief     1999    160,735      None        4,837***       None         None         None       None
  Financial Officer
     and Secretary

---------------
  * No other executive officer received compensation in excess of $100,000.

 ** In 1997, Mr. Frankel received compensation of approximately $79,000 per annum based on working two days per week, plus an additional amount on a per diem basis at the same daily rate for any additional time spent working on Trust matters.

*** Includes approximately $1,000 in imputed interest under a loan extended from the Trust to Mr. Frankel under his employment agreement described below. See "Report on Executive Compensation."

                              TRUSTEE COMPENSATION

     The Trustees do not receive any compensation for serving as Trustees and likewise do not receive any compensation for attending meetings or for serving on any committees of the Board of Trustees; however, Trustees do receive reimbursement of travel and other expenses and other out-of-pocket disbursements incurred in connection with attending any meetings. During 1999, Messrs. Edwin Glickman and Edward Blumenfeld each received fees of $60,000 in connection with services they provided to the Trust as members of the Disposition Committee. It is expected that Messrs. Glickman and Blumenfeld will continue to be compensated for the services that they provide to the Trust in their capacities as members of the Disposition Committee.

                        REPORT ON EXECUTIVE COMPENSATION

     All decisions regarding executive compensation were made by the Trust's Board of Trustees. During 1999, the compensation payable to Edwin R. Frankel, the Trust's Executive Vice President, Chief Financial Officer and Secretary, was received pursuant to an employment agreement entered into between the Trust and Mr. Frankel on June 11, 1998 (the "Frankel Employment Agreement"). The Frankel Employment Agreement provides for a base salary of $158,000 (as adjusted from time to time, the "Base Salary") per annum. The term of the Frankel Employment Agreement is from June 11, 1998 until the date of a "change of control" of the Trust (as defined in the Frankel Employment Agreement) unless earlier terminated by either Mr. Frankel or the Trust upon written notice. The Frankel Employment Agreement also provides that Mr. Frankel will be entitled to a one-time payment upon the liquidation of the Trust or a Change of Control of 150% of Mr. Frankel's Base Salary as in effect at such time. In addition, the Frankel Employment Agreement provides for a loan in the principal amount of $37,500, which loan is evidenced by a promissory note, dated June 11, 1998, made by Mr. Frankel in favor of the Trust (the "Frankel Note"). The Frankel Note will be canceled upon the occurrence of certain conditions, including a Change of Control or liquidation of the Trust. In January 2000, the Frankel Employment Agreement was amended to additionally provide that Mr. Frankel's estate or designated beneficiary will be entitled to receive a one time payment of 150% of his Base Salary as in effect at the time of his demise. Mr. Pashcow served as the Trust's Chairman and President during 1999 without compensation.

     NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING STOCK PERFORMANCE GRAPH AND THE REPORT ON EXECUTIVE COMPENSATION SET FORTH ABOVE SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

                            STOCK PERFORMANCE GRAPH

     The following graph provides a comparison of the cumulative total stockholder return for the period from May 10, 1996 (the date upon which the Shares were issued) through December 31, 1999 (assuming reinvestment of any dividends) among the Trust, the Standard & Poor's ("S&P") 500 Index and the National Association of Real Estate Investment Trust Equity Index (the "NAREIT Equity Index"). On the graph, total return equals appreciation in stock price plus dividends paid. The Trust will provide upon request the names of the companies included in the NAREIT Equity Index. The NAREIT Equity Index is published monthly by the National Association of Real Estate Investment Trusts ("NAREIT") in its publication, REITWatch. The index is available to the public upon request to NAREIT.

[TOTAL RETURN PERFORMANCE LINE GRAPH]

                                                                                                         NAREIT ALL EQUITY REIT
                                                  ATLANTIC REALTY TRUST              S&P 500                      INDEX
                                                  ---------------------              -------             ----------------------
5/14/96                                                     100                         100                         100
12/31/96                                                 123.65                      112.77                      130.06
6/30/97                                                  143.49                      136.01                      137.48
12/31/97                                                 148.07                      150.41                      156.42
6/30/98                                                  112.96                      177.05                      148.55
12/31/98                                                 109.91                      193.34                      129.04
6/30/99                                                   99.23                      217.28                       135.2
12/31/99                                                  98.27                      234.03                      123.08

SOURCE: FACTSET SECURITY PRICE HISTORY REPORT, IDD INFORMATION SERVICES, AND
        NAREIT

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Trust's officers, executive officers and Trustees and persons who own more than ten percent of a registered class of the Trust's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Officers, trustees and greater than ten percent shareholders are required by regulation of the Commission to furnish the Trust with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Trust believes that, during the fiscal year ended December 31, 1999, all filing requirements applicable to its officers, trustees and greater than ten percent beneficial owners were complied with.

                   PROPOSAL 2:  RATIFICATION OF SELECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Trustees of the Trust, upon the recommendation of the Audit Committee, has selected the accounting firm of Deloitte & Touche LLP to serve as independent auditors of the Trust for the fiscal year ending December 31, 2000. Deloitte & Touche LLP has served as the Trust's independent auditors since the Trust's formation in February 1996 and is considered by management of the Trust to be well qualified. The Trust has been advised by that firm that neither it nor any member thereof has any financial interest, direct or indirect, in the Trust or any of its subsidiaries in any capacity. A representative of Deloitte & Touche LLP will be present at the Meeting, will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

     Although the Trust is not required to submit the ratification of the selection of its independent auditors to a vote of shareholders, the Board of Trustees believes that it is a sound policy to do so. In the event that the majority of the votes cast are against the selection of Deloitte & Touche LLP, the trustees will consider the vote and the reasons therefor in future decisions on the selection of independent auditors.

RECOMMENDATION OF THE BOARD OF TRUSTEES

     THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS OF THE TRUST.

                            SOLICITATION OF PROXIES

     The accompanying form of proxy is being solicited on behalf of the Board of Trustees of the Trust. The expenses of solicitation of proxies for the Meeting will be paid by the Trust. In addition to the mailing of the proxy material, such solicitation may be made in person or by telephone by directors, trustees and employees of the Trust, who will receive no additional compensation therefor. Upon request, the Trust will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding material to beneficial owners of Shares.

                             ADVANCE NOTICE BY-LAW

     The By-Laws of the Trust provide that in order to nominate a candidate for election as a member of the Board of Trustees at an annual meeting of shareholders or to propose business for consideration at such meeting, notice must be delivered to the Secretary of the Trust no more than 90 days nor less than 60 days prior to the first anniversary of the preceding year's annual meeting; provided, however, that if the 2001 annual meeting is advanced by more than 30 days or delayed for more than 60 days from the date of the first anniversary of the 2000 annual meeting, such written notice must be received by the Trust not earlier than the 90th day prior to the date of the 2001 annual meeting and not later than the later of the 60th day prior to such meeting or the tenth day after the first public announcement of the date of such meeting.

                             SHAREHOLDER PROPOSALS

     The Board of Trustees will provide for presentation of proposals by the Trust's shareholders at its annual meeting of shareholders for 2001, provided that such proposals are submitted by eligible shareholders who have complied with the relevant regulations of the Securities and Exchange Commission regarding shareholder proposals and the Trust's By-Laws, a copy of which is available upon written request from the Secretary of the Trust. Shareholder proposals intended to be submitted for presentation at the Trust's annual meeting of shareholders for 2001 must be in writing and must be received by the Trust at its executive offices on or before December 20, 2000 for inclusion in the Trust's proxy statement and the form of proxy relating to 'the 2001 annual meeting. Any such proposal should be mailed to: Atlantic Realty Trust, 747 Third Avenue, New York, New York, 10017, Attention: Edwin R. Frankel, Secretary.

                                 OTHER MATTERS

     The Board of Directors does not know of any matters other than those described in this Proxy Statement that will be presented for action at the Meeting. If other matters are presented, proxies will be voted in accordance with the best judgment of the proxy holders.

                                          BY ORDER OF THE BOARD OF TRUSTEES

                                          /s/ Edwin R. Frankel

                                          Edwin R. Frankel
                                          Secretary

New York, New York
April 12, 2000

                             ATLANTIC REALTY TRUST

                    PROXY SOLICITED BY THE BOARD OF TRUSTEES

                  Annual Meeting of Shareholders - May 18, 2000


     Those signing on the reverse side, revoking any prior proxies, hereby appoint(s) Edwin R. Frankel and Joel M. Pashcow, and each of them (with full power to act without the other), with full power of substitution, as proxies for those signing on the reverse side of this card to attend the Annual Meeting of Shareholders of the Company to be held on Thursday, May 18, 2000, at 10:00 a.m. (the "2000 Annual Meeting"), and any adjournment or postponement thereof, to cast on behalf of those signing on the reverse side all votes that those signing on the reverse side are entitled to cast at the 2000 Annual Meeting and otherwise to represent those signing on the reverse side at the 2000 Annual Meeting with all powers possessed by those signing on the reverse side if personally present at the 2000 Annual Meeting. Those signing on the reverse side hereby acknowledge receipt of the Notice of the 2000 Annual Meeting and of the accompanying Proxy Statement and revoke any proxy heretofore given with respect to such meeting.

     This proxy when properly executed will be voted in the manner directed by the undersigned shareholder(s). If no other indication is made, the proxies shall vote "For" proposal numbers 1,2 and 3.

     A vote FOR the trustee nominees and FOR proposal numbers 2 and 3 is recommended by the Board of Trustees.

     PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.



                                                                   [SEE REVERSE]
                                                                   [    SIDE   ]

[ X ] Please mark your
      votes as in this
      example.



                                     Withhold authority
                     For all          to vote for all
                  nominees listed     nominees listed
                    at right             at right

1.  ELECTION OF     ---------           ----------      Nominees:
    TRUSTEES       |         |         |          |       Stephen R. Blank
                   |         |         |          |       Edward Blumenfeld
                    ---------           ----------        Samuel M. Eisenstat
                                                          Edwin J. Glickman
                                                          Arthur H. Goldberg
                                                          Joel M. Pashcow
                                                          William A. Rosoff


    INSTRUCTIONS: To withhold authority to vote for individual nominee(s) strike a line through each such nominee's name in the list at the right. Your shares will be voted for the remaining nominee(s).



                                                 FOR      AGAINST     ABSTAIN

2.  Ratification of the selection by the         ----       ----        ----
    Board of Trustees of the Trust of           |    |     |    |      |    |
    Deloitte & Touche LLP as the independent    |    |     |    |      |    |
    auditors of the Trust for the fiscal         ----       ----        ----
    year commencing January 1, 2000.


In their discretion, the proxies are authorized to vote upon such matters as may properly come before the 2000 Annual Meeting, or any adjournment thereof, or upon matters incident to the conduct of the 2000 meeting.


    Please read the reverse side of this card.


    PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


    HAS YOUR ADDRESS CHANGED?                       DO YOU HAVE ANY COMMENTS?

    _________________________                       _________________________

    _________________________                       _________________________

    _________________________                       _________________________



    SIGNATURE _____________________________________ DATE ____________________


    SIGNATURE _____________________________________ DATE ____________________


    NOTE: Please sign this proxy exactly as your name appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation or partnership, this signature should be that of an authorized officer who should sign his or her title.